Exhibit 10.1

Certain identified information marked by [*****] has been excluded from this exhibit because it is both (i) not material and (ii) the type of information that the Registrant both customarily and actually treats as private and confidential
AMENDMENT NO. 2 TO MANUFACTURING AGREEMENT
This Amendment No. 2 to Manufacturing Agreement (“Amendment No. 2”) is made and entered into as of the last date of signature, by and between Enovix Corporation, a Delaware corporation, 3501 W. Warren Avenue, Fremont, California 94538, U.S.A including its subsidiary in Malaysia, Enovix Malaysia Sdn. Bhd. (collectively “Enovix”) and YBS International Berhad, a Malaysian corporation, with a place of business at No 978 (also known as PT830), Lorong Perindustrian Bukit Minyak 20, Kawasan Perindustrian Bukit Minyak, 14100 Simpang Ampat, Pulau Pinang (“YBS”). As used herein, each of Enovix and YBS is individually referred to as “party” and collectively as “parties” in this Amendment No. 2.
RECITALS
A.WHEREAS, the parties entered into the Manufacturing Agreement dated July 27 2023 (“MSA”), whereupon subject to the terms and conditions of the MSA and exhibits thereto, YBS shall manufacture and produce the quantity of products specified by Enovix pursuant to purchase orders established by Enovix and shall do so under the direction and supervision of Enovix.

B.WHEREAS, the parties entered into Amendment No. 1 to Manufacturing Agreement dated December 18 2023 (“Amendment No. 1”), to further clarify the parties’ responsibilities with respect to the financing arrangements under the MSA.

C.WHEREAS, the parties wish to further amend the MSA terms for assignment, obligation of purchase of Gen2 Line 1 and payment terms for the Markup Fee (defined herein) and related matters.

D.WHEREAS, the terms used in this Amendment No. 2 shall have the same meanings as defined in the MSA unless expressly stated otherwise in this Amendment No. 2.

E.NOW, THEREFORE, in consideration of the mutual covenants and representations set forth herein, Enovix and YBS agree as follows:

1.EFFECTIVE DATE

This Amendment No. 2 shall be effective as of September 1 2024.

2.ASSIGNMENT

Section 16.3 of MSA is hereby amended and restated in its entirety as follows:

Exhibit 10.1

“Both parties shall not assign or transfer, in whole or in part, this Amendment No. 2 or any of its rights or obligations arising hereunder (“Assignment of Rights”) without the prior written consent of the other party save for the Assignment of Rights of YBS to any of its subsidiaries (“YBS Assignment”). Save for the YBS Assignment, any purported assignment without such consent shall be null and void. No change of control or sale of partially or substantially all of the assets of one party to a competitor of the other party is permitted without the prior written consent of the other. In the event of any such assignment by any party to this Amendment No. 2 without prior written consent of the other party, save for the YBS Assignment, the other party shall have the right to terminate this Amendment No. 2.”

3.EXHIBITS A, B, AND C AND AMENDMENT NO. 1

Exhibit A of MSA is hereby deleted and amended and restated in its entirety by Exhibit I, attached hereto.

Exhibits B and C of MSA and Amendment No. 1 are hereby deleted in their entirety.

4.YBS OBLIGATIONS

Section 2.5 of MSA is hereby amended and restated in its entirety as follows:

“(a) As requested by Enovix from time to time, YBS shall purchase the tooling and fixtures for supply of Products to Enovix (“Tooling and Fixtures”). YBS shall provide or acquire all Materials from pre-approved vendors to meet Forecast at the pricing set by Enovix. YBS is responsible for maintaining all Tooling and Fixtures and Materials in good working condition for proper manufacturing of Products. Enovix will provide engineering support for manufacturing process of the Products. YBS shall ensure continuous availability of the Tooling and Fixtures and Materials.”

5.Definition of Manufacturing Equipment

All references to “Manufacturing Equipment” in the MSA are hereby deleted in their entirety and replaced with “Tooling and Fixtures”.

6.PAYMENT
Section 7.1 of MSA is hereby deleted and amended and restated in its entirety as follows:
“(a) The markup fee to be paid to YBS by Enovix for the services provided under this Amendment No. 2 (the “Markup Fee”) is [*****] marked up on the direct and indirect materials, direct labor, utilities and repair and maintenance directly related to manufacturing services performed by YBS for Enovix for the existing and future lines contemplated by Enovix.

Exhibit 10.1
YBS shall have the right to charge Enovix for other incidental costs reasonably incurred for its production, shipping, transportation and operation. Such costs may include, but are not limited to, non-facility rental expenses (related to the foregoing incidental costs specified), administration fees, distribution charges, insurance premiums, and other costs that are deemed reasonably necessary for the best interest of Enovix. Notwithstanding the foregoing, the determination of these additional incidental costs shall be subject to prior approval by Enovix in writing and which should not be unduly withheld. Any charges related to these costs shall be passed through to Enovix on a strictly pass-through basis without any markup. In the event of termination or retrenchment of workers directly related to manufacturing services for Enovix requested by Enovix, Enovix undertakes to reimburse YBS on all termination or retrenchment costs and expenses incurred inclusive but not limited to any legal costs or any applicable penalty (“Costs”) and to pay YBS the estimated Costs prior to the said termination or retrenchment, provided that YBS uses good faith efforts to minimize Costs to the extent possible.

(b)    Enovix shall be fully responsible for the initial investment of one hundred million (USD$100,000,000) United States Dollars for the equipment for the Gen2 Line 1 and facilitization costs and all subsequent production Lines. YBS shall be fully responsible for obtaining and maintaining working capital requirements to sustain compliance with the terms of this Amendment No. 2, including, without limitation, for purchase of materials to fulfill Enovix purchase requirements.
(c)     Both parties agree that the following shortfall (if any) of the Markup Fee shall be payable by Enovix to YBS, based on the monthly Markup Fees invoiced by YBS:

Monthly Markup Fees invoiced by YBS USD ($)	Shortfall of monthly Markup Fees to be paid by Enovix to YBS - all USD ($)
	September 1 2024 to June 30 2025	July 1 2025 onwards	Upon of installation of Line 2	Upon installation of Line 3
[*****]	[*****]	[*****]	[*****]	[*****]
[*****] to [*****]	[*****]	[*****]	[*****]	[*****]
[*****] to [*****]	[*****]	[*****]	[*****]	[*****]
[*****] to [*****]	Nil	Nil	[*****]	[*****]
[*****] onwards	Nil	Nil	Nil	Nil

Exhibit 10.1

Both parties agree that the monthly invoice amounts shall be converted to USD for purposes of the monthly shortfall payment determination. Such conversion shall be calculated using the USD/MYR exchange rate based on the London 4 p.m. Fix Rate (“FX rate”) (as published by Bloomberg), averaged over the prior calendar month, meaning the arithmetic mean of the daily London FX rate during the immediately preceding calendar month. For example, if the average daily London FX rate is 4.5 MYR to 1 USD for September, that exchange rate will apply to the monthly invoices for September.

For clarity, in the event the monthly payment from Enovix to YBS is more than [*****] for one Line, no shortfall payments are required.
The shortfall calculation shall be based on the current month’s invoice of Markup Fees (not the month prior). For instance, the shortfall billing for September 2024 shall be calculated based on the invoiced Markup Fees for September 2024. All shortfall payments shall be exclusive of any direct or indirect taxes prevailing at the time, which shall be the responsibility of Enovix.
On September 1 2025, and for every year thereafter during the term of this Amendment No. 2, shortfall payments paid by Enovix to YBS in each of the previous twelve (12) months will be adjusted, as applicable, based on the shortfall that would have been due based on the average monthly invoice amount in that time period. Such shortfall adjustments shall be reflected in the subsequent monthly invoice as a debit or credit to Enovix.
Both parties agree that the payment term of the invoice is [*****] calendar days, provided that the invoice is valid and not disputed. A late payment interest of [*****] percent ([*****]%) per annum shall be imposed on any outstanding payment starting from the day after two (2) reminders with [*****] calendar days each given have been sent to Enovix, until the full settlement of such invoice is received by YBS, provided however, that in the case of a disputed invoice, which the parties agree to work cooperatively in good faith to resolve, the [*****]-day payment term will reset at such time as Enovix receives a valid and undisputed invoice.”
7.Definition of Manufacturing Fee

All instances of “Manufacturing Fee” in the MSA are hereby deleted in their entirety and replaced with “Markup Fee” including the definition of “Order” in Section 1.8, Section 7.3(a) Payment and Section 9.2 Treatment of Certain Losses.

8.YBS REPRESENTATIONS AND WARRANTIES

Exhibit 10.1
Section 10.1(iv) of MSA is hereby amended and restated in its entirety as follows:
“(iv) it will perform its services hereunder in accordance with industry standards and the Enovix Code of Business Conduct for Suppliers;”
The Enovix Code of Business Conduct for Suppliers is attached hereto as Exhibit II.
9.OFFER TO PURCHASE

During the term of this Amendment No. 2, Enovix may issue a letter of intent to purchase the factory building located at No 978 (also known as PT830), Lorong Perindustrian Bukit Minyak 20, Kawasan Perindustrian Bukit Minyak, 14100 Simpang Ampat, Pulau Pinang at the then prevailing market rate, less any leasehold improvement costs made by Enovix on the said factory building with the prior written consent from YBS during the term of this Amendment No. 2, subject to the acceptance and approvals of the Penang Development Corporation, board of directors and shareholders of YBS, the relevant authorities, and bankers, and other terms and conditions to be mutually agreed by both parties.
10. NEGOTIATION WITH SUPPLIERS
Enovix agrees to assist YBS in identifying, negotiating, and securing the supply of materials necessary for the production of the Products. This assistance may include, but is not limited to, facilitating introductions, participating in discussions with suppliers, and leveraging Enovix's existing relationships with suppliers to obtain favorable terms.
11. EFFECT OF AMENDMENT
Except as expressly modified herein, all other terms and conditions of the MSA shall remain in full force and effect.
[Signatures on the Following Page]

Exhibit 10.1
IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be executed by their duly authorized representatives as of the last date of signature.

ENOVIX CORPORATION By: /s/ Ajay Marathe Name: Ajay Marathe Title: Chief Operating Officer Date: w/ copy to: [*****]	YBS INTERNATIONAL BERHAD By: /s/ Jackie Yong Name: Jackie Yong Title: Managing Director and CEO Date: Email Address: [*****]

Exhibit 10.1
Exhibit I
[*****]

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Exhibit I to Amendment No. 2 to Manufacturing Agreement

Exhibit II
[*****]

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Exhibit II to Amendment No. 2 to Manufacturing Agreement